Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2024 Theravance Biopharma. All rights reserved. Theravance Biopharma Second Quarter 2024 Financial Results and Business Update August 5, 2024

Forward Looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the "Company") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: the Company's expectations regarding its future profitability, expenses and uses of cash, the Company's goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, future royalty payments, the ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts; contingent payments due to the Company from the sale of the Company's TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: factors that could increase the Company's cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company's shares, and general economic and market conditions.

Other risks affecting the Company are in the Company's Form 10-Q filed with the SEC on May 15, 2024, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Theravance Biopharma provides a non-GAAP profitability target and a non-GAAP metric in this press release. Theravance Biopharma believes that the non-GAAP profitability target and non-GAAP net profit (loss) from continuing operations provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets and metrics, such as non-GAAP profitability and non-GAAP net loss from continuing operations, are not standardized, it may not be possible to compare these measures with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets.

Please see the appendix attached to this presentation for a reconciliation of non-GAAP net profit (loss) from continuing operations to its corresponding measure, net profit (loss) from continuing operations. A reconciliation of non-GAAP net profit (loss) from continuing operations to its corresponding GAAP measure is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future.

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Theravance Biopharma

3 Agenda Welcome / Opening Remarks Rick Winningham : Chairman and Chief Executive Officer YUPELRI ® / Commercial Overview Rhonda Farnum: Senior Vice President, Chief Business Officer Ampreloxetine / CYPRESS Update Dr. Áine Miller: Senior Vice President, Development Operating Results / Financial Update Closing Remarks / Q&A Aziz Sawaf: Senior Vice President, Chief Financial Officer Rick Winningham / Team

Strategic Objectives: Q2 2024 Progress

YUPELRI® revefenacin inhalation solution

- Q2 YUPELRI reported net sales reached **$54.5M down 1% Y/Y**[1]
- Customer demand **up 6% Q/Q and 13% Y/Y**[2]
- Continued strong hospital sales growth (**+43% Y/Y**) and LA-Neb market share gains[3]
- ✓ Viatris submitted China NDA in June; **potential for $7.5M milestone** upon approval

Ampreloxetine

- ✓ KOL-led investor event **held May 23rd** (link)
- Expect to enroll last patient in the open label portion of CYPRESS **in mid-'25**
- CYPRESS top line data anticipated **~ 6 months** after the last patient enters the open label period

Corporate

- **$96.1M Q2 ending cash balance**
- **$1.065B Q2 TRELEGY net sales (+40% Y/Y)[4]; $1.814B YTD (+37% Y/Y)**
- TRELEGY 2024 milestone thresholds:[5]
  - $25M @ ~$2.9B in Net Sales
  - $50M @ ~$3.2B in Net Sales

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. Source: Viatris Customer Demand (Q2'24). 3. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Jun'24, retail + DME / Med B FFS through May'24. 4. Source: GSK-reported Net Sales in USD. 5. As of 6/30/24, Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma (RP). The first $25 million payment will be triggered if RP receives $240 million or more in royalty payments from GSK, based on 2024 TRELEGY global net sales, with an additional payment of $25 million (for a total of $50 million) triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales. We expect RP to receive these payments should 2024 TRELEGY global net sales reach approximately $2.9 billion and $3.2 billion, respectively.

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Theravance Biopharma

First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) Rhonda Farnum Senior Vice President, Chief Business Officer

6 YUPELRI ® Net Sales Performance In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). 6 $16.5 $29.6 $36.8 $30.3 $37.0 $38.7 $36.9 $41.8 $39.4 $43.8 $43.7 $49.1 $53.4 $55.7 $47.0 $55.0 $58.3 $60.6 $55.2 $54.5 0 10 20 30 40 50 60 70 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Total YUPELRI Net Sales ($M) Net sales decreased 1% Q2’24 vs. Q2’23

Strong Theravance Hospital Growth Accelerated



250K
200K
150K
100K
50K
0K
YUPELRI Hospital Doses
19K
30K
54K
34K
47K
54K
56K
70K
78K
93K
98K
108K
113K
138K
162K
158K
162K
191K
213K
226K
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Hospital sales (doses) increased 43% Q2’24 vs. Q2’23[1]

1. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Jun’24. Preliminary data subject to revision upon receipt of final data.

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Theravance Biopharma

8 YUPELRI ® Market Share Continues to Grow 1. Joint VTRS/TBPH Market Research (Jun’24). * Hospital LA - NEB Market Share - IQVIA DDD through Jun’24. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through May’24. 8 9.5% 10.8% 11.3% 11.6% 13.3% 12.5% 15.0% 15.2% 16.1% 16.7% 16.6% 18.3% 0% 5% 10% 15% 20% 25% 30% 35% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Hospital LA - NEB Market Share* YUPELRI Hospital LA-NEB Market Share Patients continue treatment in the community setting which is inclusive of both the retail and DME channels 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 28.0% 29.1% 30.5% 31.1% 31.0% 32.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Community LA - NEB Market Share † YUPELRI Community LA-NEB Market Share Most patients who receive YUPELRI in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share †

Substantial Opportunity for Further YUPELRI® Growth

YUPELRI may be appropriate for ~2M maintenance patients in U.S.[1]

COPD Patients Who Could Potentially Benefit from Nebulized Maintenance Therapy

Current COPD Patients on Nebulized Maintenance Therapy

Estimated Patients on YUPELRI Currently[2]

~65K

~200K Current Long-Acting Neb Patients

~200K Patients Inappropriately Using Short-Acting Nebs for Maintenance Therapy

~1.5M Patients on Handheld-Only Maintenance Regimens that **remain symptomatic** with Cognitive / Dexterity Challenges and/or Reduced Inspiratory Flow

1. Addressable patient population quantifies the number of patients within the intended target profile. 2. Estimated community patients on YUPELRI in 2023.
Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS.
COPD, chronic obstructive pulmonary disease.

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Theravance Biopharma

10 The YUPELRI ® China Opportunity 1. IQVIA Institute Global Use of Medicines 2024; 2. Wang C, Xu, J, Yang L, et al., The Lancet, 2018; 3. Yin P, Wang H, Vos T, et al., Chest, 2013, 4. Baipharm Monthly Report: New Drug Approvals, internal analysis (Jan ’23 – May ’24); 5. Source: Viatris (2021); 6. As of June 30, 2024, Theravance Biopharma is eligible to receive potential development and sales milestones totali ng $52.5 million related to Viatris ’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI mono the rapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. COPD, Chronic Obstructive Pulmonary Disease. • #2 pharmaceutical market g lobally 1 • Nearly 100M individuals with COPD; ~43% suffer from moderate to severe disease 2,3 • 15 - month median NDA/BLA review time, ranging from 6 months to >24 months 4 • Viatris is the 8 th largest multinational company in China, with a sales force of ~4,200 covering >70K hospitals and 400K pharmacies in over 300 cities 5 • Economics 6 : • $7.5M milestone on approval • $37.5M of sales milestones • 14 - 20% tiered royalties Partner Viatris Filed NDA June, 2024

11 YUPELRI ® Value Proposition 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing a rrangement (65% to Viatris ; 35% to Theravance Biopharma). 2. As of June 30, 2024, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 3. As of June 30, 2024, Theravance Biopharma is e lig ible to receive potential development and sales milestones totaling $52.5 million related to Viatris ’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated wi th YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information . 4. Refer to our SEC filings for further information. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic agent . 11 • Only Once - Daily Nebulized LAMA COPD Maintenance Treatment • Significant Commercial Opportunity Going Forward: • U.S. YUPELRI Co - Promote 1 : Last Twelve Months’ sales of $229M as of 6/30/24 • Brand profitable, with expanding profit margins • Significant potential milestones and royalties: • U.S. Monotherapy: Up to $150M in sales milestones 2 ; first $25M for $250M of net sales in any calendar year • China Monotherapy: Up to $45M in development and sales milestones; 14 - 20% tiered royalties 3 • OUS (ex - China): Low double - digit to mid - teens royalties 4 • IP protection granted to 2039 in the US , with an additional 2039 patent granted July 2024

Ampreloxetine: Investigational once - daily norepinephrine transporter (NET) inhibitor For symptomatic neurogenic orthostatic hypotension ( nOH ) in multiple system atrophy (MSA) patients Dr. Áine Miller Senior Vice President, Development

13 CYPRESS Approach Focus on high - quality study prioritizing Centers of Excellence CYPRESS EXECUTION MSA, multiple system atrophy; RW, randomized withdrawal. Prioritize Academic Institutions and MSA Centers of Excellence (COE) Site Selection Leverage experienced sites to select appropriate patients and support them through the study Robust oversight to ensure quality, develop strong ties within the community Direct study management , e xtensive engagement with MSA advocacy groups and community Trial management Similar RW design as with Study 0170, optimized for prior experience Protocol Design Confirm compelling, durable benefit observed in MSA patients in Study 0170

14 Study Progress and Key Milestones Significant Acceleration in Sites Activations in Recent Quarters CYPRESS EXECUTION OL, open label 0 10 20 30 40 50 60 70 80 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 CYPRESS Site Activations First Patient Enrolled (US) Recruitment Opens >80% of Sites Activated Top Line Data Expected Last Patient Expected into OL First Patient Enrolled (EU) CYPRESS Timeline ~6 mo. H1 ‘24 H1 ‘23 H2 ‘23 H2 ‘24 H1 ‘25 H2 ‘25

CYPRESS Study: Randomized Withdrawal Study Design in Patients with MSA



CYPRESS
An ampreloxetine study for MSA patients with nOH
CYPRESS
12-week open-label
Entry
Ampreloxetine 10 mg
n~100
To be enrolled
OL Entry Criteria
Week 8 Enrichment
8-week double blind RW
Baseline
Randomization
Ampreloxetine 10 mg
Placebo
Endpoint
RW Entry Criteria
Completers Enter 2 Year Long Term Extension
n~60
Completers
Primary Endpoint
Change in OHSA Composite Score

MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; OL, open label; RW, randomized withdrawal.

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Theravance Biopharma

Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer

17 Second Quarter 2024 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net profit (loss) from continuing operations consists of GAAP net loss before taxes excluding share - based compensation expense, non - cash interest expense and non - cash impairment expense; see reconciliation on Slide 18 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 17 ($, in thousands) Revenue: Viatris collaboration agreement $ 14,256 $ 13,743 $ 28,759 $ 24,154 Collaboration revenue - 6 - 12 Total revenue 14,256 13,749 28,759 24,166 Costs and expenses: Research and development (1) 9,954 9,425 18,922 23,997 Selling, general and administrative (1) 17,056 19,278 33,798 38,461 Impairment of long-lived assets (non-cash) 2,951 - 2,951 - Restructuring and related expenses (1) - 1,169 - 2,743 Total costs and expenses 29,961 29,872 55,671 65,201 Loss from operations (before tax and other income & expense) $ (15,705) $ (16,123) $ (26,912) $ (41,035) Share-based compensation expense: Research and development 1,151 1,855 2,616 4,296 Selling, general and administrative 4,225 4,409 7,988 8,632 Restructuring and related expenses - - - 357 Total share-based compensation expense 5,376 6,264 10,604 13,285 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 8,803 7,570 16,306 19,701 SG&A operating expense (excl. share-based compensation) 12,831 14,869 25,810 29,829 Total operating expenses excl. share-based compensation $ 21,634 $ 22,439 $ 42,116 $ 49,530 Non-GAAP net loss (2) $ (6,250) $ (7,355) $ (10,795) $ (22,267) Three Months Ended June 30, 2024 2023 (Unaudited) Six Months Ended June 30, 2024 2023 (Unaudited)

18 Second Quarter 2024 Financials (Unaudited) (Cont’d) 18 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss $ (16,529) $ (15,645) $ (28,193) $ (37,733) Adjustments: Share-based compensation expense 5,376 6,264 10,604 13,285 Non-cash impairment of long-lived assets 2,951 - 2,951 - Non-cash interest expense 644 568 1,273 1,118 Income tax expense 1,308 1,458 2,570 1,063 Non-GAAP Net Loss $ (6,250) $ (7,355) $ (10,795) $ (22,267) Non-GAAP Net Loss per Share Basic and diluted non-GAAP net loss per share $ (0.13) $ (0.13) $ (0.22) $ (0.37) Shares used to compute basic and diluted non-GAAP net loss per share 48,747 56,682 48,515 59,791 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss (In thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 (Unaudited)

19 Q2 2024 Financial Highlights Operating from a position of financial strength 1. Non - GAAP net profit (loss) from continuing operations consists of GAAP net income (loss) before taxes less share - based compen sation expense, non - cash interest expense, and non - cash impairment expense; see reconciliation on Slide 18 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, ca sh equivalents and marketable securities. SBC, Share - Based Compensation. 19 Metric Q2 ‘24 (M) Q2 ‘23 (M) Note VIATRIS Collaboration Revenue $14.3 $13.7 • Representing 4% YoY growth SG&A and R&D Expense, ex - SBC $21.6 $22.4 Share - Based Compensation $5.4 $6.3 GAAP Net Loss from Operations ($15.7) ($16.1) • Q2’24 impacted by ~$3.0M non - cash long - lived asset impairment charge Non - GAAP Net Loss from Operations 1 ($6.3) ($7.4) Cash and Cash Equivalents 2 (as of quarter - end) $96.1 $167.5 • Buyback program completed in Jan’24 Debt (as of quarter - end) $0.0 $0.0 Shares Outstanding (as of quarter - end) 48.9 53.7

20 2024 Financial Guidance 1. Non - GAAP net profit (loss) from continuing operations is expected to consist of GAAP net income (loss) before taxes less shar e - based compensation expense and non - cash interest expense; the section titled “Non - GAAP Financial Measures” on Slide 2 for more information. 2. The Company previously recognized a portion ($46.9M) of the to tal potential $250M milestones at the time of sale in July 2022; as a result, the Company will not recognize any additional milestone income until the cumulative milestone payments exceed the $46.9M previous ly recognized. 3. 2024 Estimates assume mid - point of Guidance. 20 32.6 33.0 53.1 50.0 25.4 20.0 2.4 3.0 113.5 106.0 $0 $20 $40 $60 $80 $100 $120 $140 2023A 2024E R&D SG&A Share-Based Comp One-time Items Operating Expenses ($M) 2024 OPEX Guidance : • R&D (excluding share - based comp): $30M - $36M • SG&A (excluding share - based comp): $45M - $55M: • Includes G&A Y/Y reduction of ~20% • Share - Based Compensation: $18M - $22M, ~20% Y/Y decrease 2024 Non - GAAP Profitability / Loss Guidance 1 : • Expects levels of both non - GAAP losses and cash burn to be similar to first half actuals 2024 • Excludes potential milestones If achieved, TRELEGY milestones recognized as Other Income: • Cash received will be full amount of the milestone(s) • Accounting recognition will be less than the full amount due to already recognizing a portion of the milestones at time of sale 2 ; we will recognize: • $0M of Other Income if $25M milestone is achieved • $3M of Other Income if $50M milestone is achieved • For 2024 milestones, expected cash receipt in 1H’25 3

21 21 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2021 2022 2023 2024 E 2025 E 2026 E Consensus Forecast 3 Actuals 2 Net Sales ($M) Annual upper - tier threshold 1 Annual lower - tier threshold 1 TRELEGY Global Net Sales ($M) $50M $25M $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,3 74 $3,7 28 $3,992 28% growth 28% growth 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. GSK - reported Ne t Sales in USD. 3. Bloomberg Consensus as of 08/02/2024, Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. In each year from 2024 to 2026, a first payment will be triggered if Roya lt y Pharma (RP) receives a minimum royalty payment from GSK and an additional payment will be triggered if Royalty Pharma receives a higher royalty payment from GSK. In 2024, we expect these respective thresholds to be met, should 2024 TRELEGY global net sales exceed approximately $2.9 billion and $3.2 billion. 4. Eligibility generally ends 15 years after first launch in an eligible ter ritory: U.S. royalties are expected to end late 2032, while ex - U.S. royalties are expected to end in the mid - 2030s on a country - by - country basis. 5. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territori es; Theravance receives 85% of royalties owed. Royalty Schedule: ‣ Royalties return to Theravance 4 : – Ex - US royalties return Jul. 1, ௗ 2029 – US royalties return after Jan. 1, ௗ 2031 ‣ Royalty rate of 5.5 - 8.5% 5 ‣ Paid directly by Roy alty Pharma Milestone Eligibility TRELEGY Continues to Experience Strong Growth

Theravance's Strategic Focus

Grow YUPELRI®, maximize ampreloxetine, optimize financial returns

1. **Grow YUPELRI in the United States; realize value through China expansion:**
   - Drive U.S. hospital growth as part of overall brand maximization strategy
   - Achieve up to $150M in U.S. monotherapy sales milestones; first $25M for $250M of net sales in any given year[1]
   - Realize up to $45M in China monotherapy development and sales milestones, 14-20% tiered royalties[2]
2. **Successfully develop and commercialize ampreloxetine globally:**
   - Retain U.S. rights, partner ex-U.S.
3. **Achieve Up to $200M in TRELEGY sales milestones, beginning in '24, with royalties returning in '29[3]**
4. **Maintain financial strength**

1. As of June 30, 2024, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 2. As of June 30, 2024, Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris' development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. 3. Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. The first payment, of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billion. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 billion.

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Theravance Biopharma

Rick Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

24 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 24

25 About YUPELRI ® ( revefenacin ) Inhalation Solution YUPELRI ® ( revefenacin ) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 25

Appendix

Appendix I: YUPELRI LE0

28 Viatris Collaboration Agreement Revenue Theravance entitled to share of US profits (65% to Viatris; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements.” 28 Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance, in addition to the Net Sales generated in the period

Appendix II: Ampreloxetine

MSA Prevalence in the United States: ~50K Patients

Recent data confirm significant population with unmet needs

UCSD Dept. of Neurosciences estimates 50K MSA patients[1]; multiple U.S. claims analyses support this approximation[2,3]

Outdated estimates of MSA prevalence rely on limited reviews of health care practice data or door-to-door surveys[1,2]

Ampreloxetine's addressable population: ~80% of MSA patients with symptomatic nOH[4,5]


~14K
~50K
~40K
MSA Patients: Outdated View
MSA Patients: Real-World Data
MSA Patients w/ nOH

1. Fanciulli A, Wenning GK. N Eng J Med 2015:372:249–63. 2. "Estimating the prevalence and incidence of multiple system atrophy in the USA: Insights from a national claims database", Parkinsonism and Related Disorders 11/4/2023. 3. UC San Diego Dept. of Neurosciences (25K-75K): https://neurosciences.ucsd.edu/centers-programs/movement-disorders/community/disease-overview/msa.html; Thelansis nOH Market Report 2023; Internal claims analyses (IQVIA, Veeva, Real Chemistry). 4. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 5. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999).
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

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Ampreloxetine ex-U.S. Opportunity

Significant unmet needs in leading therapeutics markets

Prevalence in Europe[1,2]

45-60K MSA Patients with nOH


~65,000
~53,000
MSA Patients
MSA Patients w/ nOH

Prevalence in China & Japan[1]

90-105K MSA Patients with nOH


~150,000
~98,000
MSA Patients
MSA Patients w/ nOH

1. Thelansis nOH Market Report 2023; TBPH Internal Analysis. nOH graphics reflect the mid-point of the provided ranges. 2. Prevalence estimate for Germany, France, UK, Italy and Spain.
MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension.

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High Unmet Need in Symptomatic nOH in MSA

Many patients suffer debilitating symptoms without adequate therapy

Impact of MSA

- **MSA is an uncurable, progressive, neurological disorder** impacting autonomic functioning, movement, speech and balance
- Among neurological disorders, **MSA ranks as having the second most severe impact on quality of life[1]**

Impact of Neurological Conditions on Quality of Life[1]

Rank	Condition
1	ME/CFS
2	MSA
3	PSP
...	
12	Huntington's Disease
13	Traumatic Brain Injury
...	
34	Parkinson's Disease
35	Encephalitis

Burden of nOH on Patients


87%

87% of nOH patients report a reduced ability to perform activities[2,3]


42%

42% claim nOH has robbed them of their independence[2,3]

1. The Neurological Alliance, 2021/2022. 2. Merola A, et al., Mov Disord 2018. 3. Claassen DO, et al., BMC Neurol 2018.
ME/CFS, myalgic encephalomyelitis/chronic fatigue syndrome; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PSP, progressive supranuclear palsy.

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Ampreloxetine Offers Unique Hope

Potential significant advantages over current options without a direct comparator

	Droxidopa[1]	Ampreloxetine[3]
Indication	Symptomatic nOH in PD, PAF and MSA patients	Symptomatic nOH in MSA patients [intended indication]
Efficacy **Durability**	**OHSA#1(dizziness, lightheadedness only)** Clinical effectiveness **>2 weeks not established**	**OHSA Composite (all six symptoms)** Clinically meaningful and durable **responses >20 weeks**
Dosing	**3 times per day**, titration to effect	**Once-daily**
Safety	**Black box warning** for supine hypertension	**No signal for supine hypertension**
Opportunity	Low market penetration in MSA[2]	**Expected improved adherence and adoption** **Orphan pricing potential**

1. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 2. IQVIA Patient-Level Claims, 2019. 3. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PAF, pure autonomic failure; PD, Parkinson's disease.

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Effective Treatment Requires Intact Peripheral Nerves

Multiple System Atrophy
Central Degeneration



BRAIN
MSA LESIONS
AMPRELOXETINE
SYMPATHETIC GANGLION
NET
INTACT PERIPHERAL NERVE
VASOCONSTRICTED BLOOD VESSEL
FUNCTIONING NEUROVASCULAR JUNCTION
INCREASED BLOOD PRESSURE

Parkinson's Disease/Pure Autonomic Failure
Peripheral Degeneration



BRAIN
SYMPATHETIC GANGLION
DEGENERATED PERIPHERAL NERVE
DILATED BLOOD VESSEL
DISRUPTED NEUROVASCULAR JUNCTION
LOW BLOOD PRESSURE

REFERENCES:
Fanciulli A, Wenning GK. Multiple-system atrophy. *N Engl J Med.* 2015;372(3):249-263.
Jordan J, Shibao C, Biaggioni I. Multiple system atrophy: using clinical pharmacology to reveal pathophysiology. *Clin Auton Res*. 2015;25(1):53-59.

MSA, multiple system atrophy.

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35 Durable, Clinically - significant Symptom Improvements in MSA Demonstrated in Initial Phase 3 Program CI, confidence interval; DB, double - blind; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; OL, o pen label; RW, randomized withdrawal. BL1 2 3 4 0 2 4 6 8 BL 4 8 12 16 BL 18 20 22 time (weeks) OHSA Composite Score Mean (95% CI) Placebo Ampreloxetine 33 33 20 18 34 32 20 20 64 42 n, Placebo n, Ampreloxetine BL, Baseline 0169 DB 0170 OL 0170 RW

36 Increased Norepinephrine, Prevented Blood Pressure Drop and Symptoms Worsening in MSA Patients 1, 2 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine administration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. BP, blood pressure; DHPG, dyhydroxyphenylglycol ; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, st andard error of mean. 36 Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e o m e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Mechanism of Action 1 3 min Standing BP Response 2 * * +57% - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 2 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG

37 Study 0170 OHQ Questionnaire Composite Score and Individual Items in MSA Individual item score analyses are post - hoc, except for dizziness. CI, confidence interval; LS, least squares; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale ; OHQ, orthostatic hypotension questionnaire; OHSA, orthostatic hypotension symptom assessment. -4 -2 0 2 4 OHQ composite score - Walking long time - Walking short time - Standing long time - Standing short time Daily activities composite score - Head/neck discomfort - Trouble concentrating - Fatigue - Weakness - Vision - Dizziness Symptom composite score LS Mean difference (95% CI) -1.6 (-2.7, -0.5) -1.5 (-3.2, 0.2) -1.7 (-3.2, -0.3) -0.7 (-2.3, 0.9) -1.5 (-3.1, 0.1) -1.8 (-3.3, -0.4) -2.2 (-3.7, -0.7) -0.8 (-2.1, 0.4) -2.0 (-3.6, -0.4) -0.3 (-1.8, 1.2) -0.7 (-2.4, 1.0) 0.4 (-1.2, 2.1) -1.2 (-2.3, -0.2) OHSA OHDAS Favors ampreloxetine Favors placebo OHQ composite score

38 Prevented Worsening of Standing SBP in MSA Patients with No Impact on Supine SBP • Standing blood pressure improvement of 18.5 mmHg compared to placebo during randomized withdrawal phase • No difference in supine blood pressure relative to placebo Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. Standing SBP measured at 3 min and supine SB P measured at 10 min. Line represents the mean +/ - standard deviation. MSA, multiple system atrophy; SBP, systolic blood pressure; SD, standard deviation. 38 Placebo Ampreloxetine -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) Supine SBP No Difference + 1.6 + 0.5 -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) - 12.4 + 6.1 Standing SBP Worsening No Signal for Supine Hypertension Observed in Safety Database of Over 800 Patients and Healthy Subjects

Appendix III: Corporate

Several Near and Mid-Term Catalysts and Value Creating Milestones

Product	Catalyst	Value	Date
YUPELRI® revefenacin inhalation solution	Milestone for U.S. Net Sales > $250M in any calendar year	$25M	TBD
	Submission of China Application in COPD	N/A	June-2024
	Milestone for China Approval in COPD	$7.5M	TBD
Ampreloxetine	Last Patient In for Phase 3 (CYPRESS) Study for nOH in MSA	--	Mid-2025
	Top-line Data Readout for Phase 3 (CYPRESS) Study for nOH in MSA	--	TBD
	Milestone for FDA Approval in U.S. for nOH in MSA	$15M	TBD
TRELEGY[1]	TRELEGY Milestone for Net Sales of $2.9B / $3.2B	$25M / $50M	2024
	TRELEGY Milestone for Net Sales of $3.2B / $3.4B	$25M / $50M	2025
	TRELEGY Milestone for Net Sales of $3.2B / $3.5B	$50M / $100M	2026

1. Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. The first payment, of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billion. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 billion.

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41 COPD, Chronic obstructive pulmonary disease; nOH, neurogenic orthostatic hypotension; PTE, patent term extensions. 41 Granted Patent Protection Into Late 2030s Compound Invention Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter 2028 (once PTE awarded) Polymorph 2030 - 2031 Method for the maintenance treatment of COPD patients 2039 (additional patent with 2039 expiry issued July 2024) Ampreloxetine Composition of Matter 2030 (plus PTE of up to 5 years) Method of Treating nOH 2037

42 Progress Against Financial Targets Reduction in expense base combined with YUPELRI® net sales growth, and no debt 1. 2024 Estimates assume mid - point of Guidance; excludes $3.0M non - cash impairment charge incurred in Q2’24. 42 $0 $50 $100 $150 $200 $250 $300 $350 2021 2022 2023 2024E R&D SG&A Share-Based Comp Severance & Restructuring Significant Expense Reductions $ millions $ millions $0 $50 $100 $150 $200 $250 2020 2021 2022 2023 35% Share Total YUPELRI Net Sales Increased Net Sales $0 $100 $200 $300 $400 $500 $600 $700 2020 2023 Total Debt $ millions Debt Free 1

TRELEGY ELLIPTA Milestones and Royalties

GSK's TRELEGY ELLIPTA (FF/UMEC/VI): first and only once-daily single inhaler triple therapy

Milestones

$200M in potential sales-based milestones[1] from 2024 to 2026:

Year	Royalty Threshold[2]	Global Net Sales Equivalent	Milestone to Theravance
2024[1]	$240M	$2,863M	$25M
	$275M	$3,213M	$50M
2025[1]	$260M	$3,063M	$25M
	$295M	$3,413M	$50M
2026[1]	$270M	$3,163M	$50M
	$305M	$3,513M	$100M

Net Sales[2]: Q2'24 of $1.065B, +40% Y/Y; 1H'24 of $1.814B, +37% Y/Y

Royalties

Outer-Year Royalties[3] return in 2029:

- Ex-US royalties return Jul. 1, 2029
- US royalties return after Jan. 1, 2031
- Calculated on global net sales of eligible territories
- Share of royalties received equivalent to an upwardly tiered rate of 5.5 - 8.5%[4]
- Paid directly to Theravance from Royalty Pharma

GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone.
2. Source: GSK-reported Net Sales in USD.
3. U.S. royalties expected to end late 2032; ex-U.S. royalties expected to end mid-2030s and are country specific.
4. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance receives 85% of royalties owed.

FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol.

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